Exhibit 10.2

              FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

            FIRST AMENDMENT, dated as of June 30, 2003 (this "Amendment"), to the Guarantee and Collateral Agreement, dated as of August 28, 2002 (as amended, modified or supplemented from time to time, the "Guarantee and Collateral Agreement"), made by each of the signatories thereto (together with any other entity that may become a party thereto as provided therein, the "Grantors"), in favor of JPMorgan Chase Bank, as Administrative Agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions or entities (the "Lenders") from time to time parties to the Credit Agreement, dated as of August 28, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CONMED Corporation (the "Borrower"), the Lenders, the Documentation Agents and the Syndication Agent named therein and the Administrative Agent.

            WHEREAS, concurrently with the execution of this Amendment, the Credit Agreement will be amended and restated as of June 30, 2003 (the Credit Agreement, as so amended and restated, the "Amended and Restated Credit Agreement"), to provide, among other things, a $160,000,000 Tranche B-1 incremental term loan facility;

            WHEREAS, (i) pursuant to the Guarantee and Collateral Agreement the Grantors (other than the Borrower) have guaranteed the Borrower Obligations (as defined therein) and (ii) as collateral security for their respective obligations under the Loan Documents, the Grantors have granted to the Administrative Agent a security interest in the Collateral described in the Security Documents;

            WHEREAS, in connection with the Amended and Restated Credit Agreement, the Borrower has requested that the parties hereto agree to amend the Guarantee and Collateral Agreement in the manner provided for in this Amendment; and

            WHEREAS, it is a condition precedent to the obligation of the Lenders to continue or make any extensions of credit to the Borrower under the Amended and Restated Credit Agreement that the parties hereto shall have executed and delivered this Amendment to the Administrative Agent;

            NOW THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

            SECTION 1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Guarantee and Collateral Agreement.

            SECTION 2. AMENDMENTS.

            2.1 Amendments to Section 3 of the Guarantee and Collateral
Agreement.

            Clause (i) of the proviso to Section 3 of the Guarantee and Collateral Agreement shall be amended by deleting such clause in its entirety and substituting in lieu thereof the following:

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            (i) this Agreement shall not constitute a grant of a security interest in any property to the extent that such grant of a security interest
(w) is prohibited by any Requirements of Law of a Governmental Authority, (x) requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law, (y) is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, Pledged Stock or Pledged Note, any applicable shareholder or similar agreement or (z) in the case of any newly acquired license or license held by a newly acquired subsidiary, would cause such license to become non-exclusive or would otherwise result in a material diminution in the benefits under such license, except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent or causing such diminution is ineffective under applicable law.

            2.2 Amendment to Section 7.1(b) of the Guarantee and Collateral Agreement.

            Section 7.1(b) of the Guarantee and Collateral Agreement shall be amended by deleting the reference to Section 6.11 of the Credit Agreement and replacing it with a reference to Section 6.10 of the Credit Agreement.

            2.3 Amendment to Schedules to the Guarantee and Collateral Agreement. The Schedules to the Guarantee and Collateral Agreement shall be amended by deleting the existing Schedules in their entirety and substituting in lieu thereof the new Schedules attached hereto.

            SECTION 3. ACKNOWLEDGEMENT AND REAFFIRMATION.

            3.1 Acknowledgment of Amended and Restated Credit Agreement. Each of the Grantors hereby acknowledges and agrees to the Amended and Restated Credit Amendment, and further acknowledges and agrees that the Obligations under the Credit Agreement, as amended by the Amended and Restated Credit Amendment, may be increased and that the Obligations thereunder and under the other Loan Documents remain in full force and effect as of the date hereof. Each Grantor hereby agrees that each reference to the "Credit Agreement" in the Guarantee and Collateral Agreement shall be deemed to be a reference to the Amended and Restated Credit Agreement. Each Grantor hereby (a) confirms and agrees that its liabilities under the Loan Documents are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects; (b) confirms and acknowledges that it is validly and justly indebted to the Administrative Agent and the Lenders for the payment of all of the obligations which it has guaranteed, without offset, defense, cause of action or counterclaim of any kind or nature whatsoever; (c) reaffirms and admits the validity and enforceability of the Credit Agreement, as amended by the Amended and Restated Credit Amendment and the Loan Documents to which it is a party and Liens in the Collateral which were granted by it pursuant to any of the Loan Documents or otherwise and (d) confirms such liens have the same perfected status and priority as existed immediately prior to the effectiveness of the Amended and Restated Credit Agreement, after giving effect to the amendment and restatement of the Credit Agreement.

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            SECTION 4. MISCELLANEOUS.

                  4.1 Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Administrative Agent shall have received this Amendment, executed and delivered by itself under the Guarantee and Collateral Agreement, and a duly authorized officer of each of the Grantors.

                  4.2 Representation and Warranties. After giving effect to the amendments contained herein, on the Restatement Effective Date, each Grantor hereby confirms that the representations and warranties set forth in Section 4 of the Guarantee and Collateral Agreement are true and correct in all material respects and that no Default or Event of Default (as each of these terms are defined in the Amended and Restated Credit Agreement) shall have occurred and be continuing as of the Restatement Effective Date after giving effect to this Amendment.

                  4.3 Continuing Effect; No Other Waivers or Amendments. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Guarantee and Collateral Agreement and the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrowers that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Guarantee and Collateral Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.

                  4.4 Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

                  4.5 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  4.6 Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  4.7 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                          CONMED CORPORATION

                                          By: __________________________________
                                              Name:
                                              Title:


                                          ASPEN LABORATORIES, INC.

                                          By: __________________________________
                                              Name:
                                              Title:


                                          CONMED ANDOVER MEDICAL, INC.

                                          By: __________________________________
                                              Name:
                                              Title:


                                          LINVATEC CORPORATION

                                          By: __________________________________
                                              Name:
                                              Title:

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                                          ENVISION MEDICAL CORPORATION

                                          By: __________________________________
                                              Name:
                                              Title:


                                          CONMED INTEGRATED OR SOLUTIONS, INC.

                                          By: __________________________________
                                              Name:
                                              Title:


                                          LINVATEC BIOMATERIALS, INC.

                                          By: __________________________________
                                              Name:
                                              Title: